Exhibit 32.01
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 of Chegg, Inc. (the “Registrant”) filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, each certify, in accordance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that to the best of his knowledge:
(1)The Report, to which this certification is attached as Exhibit 32.01, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 9, 2026

/S/ DAN ROSENSWEIG	/S/ DAVID LONGO
Dan Rosensweig	David Longo
Chief Executive Officer and Executive Chairman	Chief Financial Officer